                                 25,000,000 SHARES

                         DOBSON COMMUNICATIONS CORPORATION

                  CLASS A COMMON STOCK, PAR VALUE $0.001 PER SHARE

                               UNDERWRITING AGREEMENT


                                                              February __, 2000

LEHMAN BROTHERS INC.
BANC OF AMERICA SECURITIES LLC
SALOMON SMITH BARNEY INC.
DEUTSCHE BANK SECURITIES INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
As Representatives of the several
  Underwriters named in Schedule 1,

c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

and


Banc of America Securities LLC
9 West 57th Street, 48th Floor
New York, NY 10019

Dear Sirs:

              Dobson Communications Corporation, an Oklahoma corporation (the "Company"), proposes to sell 25,000,000 shares (the "Firm Stock") of the Company's Class A Common Stock, par value $0.001 per share (the "Class A Common Stock"). In addition, the Company and the stockholders of the Company named in
Schedule 2 hereto (the "Selling Stockholders") propose to grant to the Underwriters named in Schedule 1 hereto (the "Underwriters") an option to purchase up to an aggregate additional 3,750,000 shares of the Class A Common Stock on the terms and for the purposes set forth in Section 3 (the "Option Stock"). Lehman Brothers Inc. and Banc of America Securities LLC are acting as joint book running managers for the offering of the Stock and Salomon Smith Barney Inc. is acting as joint lead manager for the offering of the Stock. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as co-managers for the offering of the Stock. The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company and, in

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the case of the Option Stock, from the Company and the Selling Stockholders, by the Underwriters.

              It is understood that ___________ shares of the Firm Stock initially will be reserved by Salomon Smith Barney Inc. out of the Stock set forth opposite its name on Schedule I of this Agreement, for offer and sale upon the terms and conditions set forth in the Prospectus (as defined below) and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD") to officers, directors, employees and persons having business relationships with the Company and its subsidiaries (collectively, "Participants") as set forth in the Prospectus under the caption "Underwriting--Directed Share Program" who have heretofore delivered to Salomon Smith Barney Inc. offers or indications of interest to purchase shares of Firm Stock in form satisfactory to Salomon Smith Barney Inc. The Firm Stock to be sold by Salomon Smith Barney Inc. pursuant to the Directed Share Program (the "Directed Shares") will be sold by Salomon Smith Barney Inc. pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants by the end of the business day on which this Agreement is executed will be offered to the public by Salomon Smith Barney Inc. as set forth in the Prospectus.

              1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents, warrants and agrees that:

                     (a) A registration statement on Form S-1, and amendments thereto, with respect to the Stock has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and the amendments thereto have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b)

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              of Rule 430A of the Rules and Regulations and, in the event any post-effective amendment thereto or any registration statement filed with the Commission pursuant to Rule 462(b) of the Rules and Regulations becomes effective prior to either Delivery
              Date, shall also mean such registration statement as so amended or such registration statement filed with the Commission pursuant to Rule 462(b) of the Rules and Regulations, as the case may be; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or
              (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                     (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date, the date hereof and each Delivery Date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; PROVIDED that no representation or warranty is made as to information contained in or omitted from the Registration Statement, the Prospectus or any further amendments or supplements to the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, it being understood that the only information so furnished is specified in Section 10(g).

                     (c) The Company and each of its subsidiaries (as defined in Section 17) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), and each have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure

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              to have such power and authority would not reasonably be
              expected to have a Material Adverse Effect; and none of the subsidiaries of the Company (other than [Dobson Operating Company LLC, Dobson Cellular Systems, Inc. and Dobson/Sygnet Communications, Inc.] (collectively, the "Significant Subsidiaries")) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

                     (d) At the First Delivery Date (as defined in Section 5), the Company will have an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company will have been duly authorized and validly issued, will be fully paid and non-assessable and will conform, in all material respects, to the description thereof contained in the Prospectus. All of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and non-assessable and (except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                     (e) The shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable and the Stock will conform, in all material respects, to the description thereof contained in the Prospectus. The certificates for the Class A Common Stock (including the shares of Stock being delivered on the date hereof) are in valid and sufficient form.

                     (f) This Agreement has been duly authorized, executed and
              delivered by the Company and (assuming the due authorization, execution and delivery thereof by the other parties thereto) constitutes the legal, valid and binding agreement of the Company enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

                     (g) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby, by the Company's amended and restated certificate of incorporation and by the Agreement and Plan of Recapitalization, dated as of January [__], 2000, among the Company, Dobson Operating Company, Dobson CC Limited Partnership, Russell L. Dobson, J.W. Childs Equity Partners II, L.P., AT&T Wireless Services, Inc. and the holders of issued and outstanding shares of the Company's pre-recapitalization Class A Common Stock, par value $.001 per share, and Class D Preferred Stock, par value $1.00 per share, listed on the signature pages therein (the

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              "Recapitalization Agreement"), providing for the recapitalization described in the Prospectus under the captions "Capitalization," "The Recapitalization" and "Description of Capital Stock" (such actions are herein collectively called the "Recapitalization"),
              (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches or violations that, individually or in the aggregate, would not have a Material Adverse Effect; (ii) nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries;
              (iii) nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except for such violations that, individually or in the aggregate, would not have a Material Adverse Effect; and (iv) except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required
              (a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) by applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the Underwriters and (c) by the NASD, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and by the Recapitalization.

                     (h) Except as described in the Registration Statement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act. The holders of outstanding shares of the Company's capital stock are not entitled to preemptive or other rights to subscribe for the Stock other than preemptive or other rights set forth in the Registration Statement which have been waived by the holders thereof. Except as set forth in the Registration Statement, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                     (i) Except as described or contemplated in the Registration Statement, the Company has not sold or issued any shares of Class A Common Stock (or any securities of the same class as the Class A Common Stock) during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

                     (j) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since such date, there has not been any change in the capital stock of the Company or long-term debt of the Company or any of its subsidiaries (other than as described or contemplated in the Prospectus or pursuant to the Recapitalization Agreement as described in the Prospectus under the captions "Capitalization," "The Recapitalization" and "Description of Capital Stock") or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries.

                     (k) The historical and PRO FORMA financial statements, together with the related notes, filed as part of the Registration Statement or included in the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act applicable to registration statements on Form S-1 under the Securities Act. The historical financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as may be stated in the related notes thereto.
              The unaudited PRO FORMA consolidated financial statements have been prepared on a basis consistent with such historical statements of the Company, except for the PRO FORMA adjustments specified therein, and give effect to assumptions described in the Prospectus which have been made on a reasonable basis and in good faith. The unaudited proportionate adjusted statements of operations, together with the related notes, included in the Prospectus have been derived from the financial records of the Company and American Cellular

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              Corporation and, in all material respects, have been prepared on a basis consistent with such books and records of the Company and American Cellular Corporation, except for the PRO FORMA adjustments specified therein, and give effect to assumptions described in the Prospectus which have been made on a reasonable basis and in good faith. The other financial and statistical information and data included in the Prospectus, historical and PRO FORMA, have been derived from the financial records of the Company and, in all material respects, have been prepared on a basis consistent with such books and records of the Company and present fairly the historical and proposed transactions contemplated by the Prospectus and this Agreement. The industry, customer and statistical data and estimates, and the information relating to American Cellular Corporation included in the Prospectus are based on or derived from sources that the Company believes are accurate and reliable in all material respects.

                     (l) Arthur Andersen LLP, independent public accountants, who have audited certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 9(h) hereof, are independent public accountants with respect to the Company as required by the Securities Act and the Rules and Regulations; based on the initial letter referred to in Section 9(i) hereof, Ernst & Young LLP, independent auditors, whose reports appear in the Prospectus and who have delivered the initial letter referred to in Section 9(i) hereof with respect to Sygnet Wireless, Inc., were independent accountants with respect to Sygnet Wireless, Inc. for the periods covered by their report as required by the Securities Act and the Rules and Regulations; and based on the initial letter referred to in Section 9(j) hereof, Ernst & Young LLP, independent auditors, whose reports appear in the Prospectus and who have delivered the initial letter referred to in Section 9(j) hereof with respect to American Cellular Corporation and its predecessor, PriCellular Corporation, were independent accountants with respect to American Cellular Corporation for the periods covered by their report as required by the Securities Act and the Rules and Regulations.

                     (m) The Company and each of its subsidiaries have good and marketable title to all real property and good title to all personal property reflected as owned by them in the financial statements referred to in Section 1(k) of this Agreement (or elsewhere in the Prospectus), in each case free and clear of all liens, encumbrances and defects except as are described in the Prospectus or such as would not reasonably be expected to have a Material Adverse Effect; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as would not reasonably be expected to have a Material Adverse Effect.

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                     (n)  The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and, to the Company's best knowledge, as is customary for companies engaged in similar businesses in similar industries and all such insurance is outstanding and in force.

                     (o) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

                     (p) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject (i) which is required to be disclosed in the Registration Statement which is not disclosed in the Prospectus or (ii) which, if determined adversely to the Company or any of its subsidiaries, might reasonably be expected to (A) have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement or the consummation of any of the transactions contemplated hereby or in the Prospectus; or (B) have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                     (q) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed or incorporated by reference as exhibits to the Registration Statement as permitted by the Rules and Regulations.

                     (r) There are no relationships or related-party transactions involving the Company or any other person required to be described in the Prospectus pursuant to the Securities Act and the Rules and Regulations which have not been so described in the Prospectus under the caption "Certain Transactions."

                     (s) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is threatened or imminent which would have a Material Adverse Effect and the Company is not aware of any such labor disturbances by the

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              employees of the principal suppliers, contractors or customers of the Company or its subsidiaries.

                     (t) Neither the Company nor any of its subsidiaries has violated any safety or similar law applicable to its business, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, except for violations that, individually or in the aggregate, would not have a Material Adverse Effect. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) except for such events that, individually or in the aggregate, would not have a Material Adverse Effect; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and to the best of the Company's knowledge nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                     (u) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes reflected as due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect.

                     (v) Since the date as of which information is given in the Registration Statement through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities (other than issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon the exercise of outstanding options described in the Prospectus), (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business except as disclosed in the Prospectus or (iv) declared or paid any dividend on its capital stock.

                     (w) The Company and each of its subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls

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              which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                     (x) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, including, without limitation, operating agreements or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

                     (y) Neither the Company nor any of its subsidiaries, nor to the Company's best knowledge any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                     (z) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect;
              there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                     (ab) Neither the Company nor any subsidiary is, or will be after the offering of the Stock and the use of proceeds therefrom, an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.

                     (ac)  Except as would not have a Material Adverse Effect,
              (i) the Company and its subsidiaries, have (A) such permits, licenses, franchises and authorizations of governmental or regulatory authorities (federal, foreign, state or local) ("Permits"), including, without limitation, under any applicable environmental laws, as are necessary to own, lease and operate their respective properties and to conduct their businesses as presently conducted and as proposed to be conducted as described in the Prospectus, and (B) fulfilled and performed all of their respective material obligations with respect to the Permits, and
              (ii) to the Company's best knowledge no event has occurred that would allow, or after notice or lapse of time would allow, revocation or termination of any Permit or that would result in any other material impairment of the rights granted to the Company or any of its subsidiaries under any Permit, and the Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any Permit.

                     (ad) Neither the Company nor any of its subsidiaries is a party in interest or disqualified person (as those terms are defined in Section 3(14) of ERISA and Section 4975 of the Code respectively) with respect to any employee benefit plans other than employee benefit plans sponsored by the Company or any of its subsidiaries and covering employees of the Company or any of its subsidiaries.

                     (ae) All licenses and authorizations issued by the Federal Communications Commission ("FCC") and state authorities governing telecommunications matters (the "Licenses") required for the operation of the business of the Company and its subsidiaries are in full force and effect and there are no pending modifications, amendments or revocation proceedings which would adversely affect the operation of any of the telecommunications business currently owned by the Company and its subsidiaries (the "Businesses"). All fees due and payable to governmental authorities pursuant to the rules governing Licenses have been paid. No event has occurred with respect to the Licenses held by the Company, or its respective subsidiaries, which, with the giving of notice or the lapse of time or both, would constitute grounds for revocation of any Licenses. Each of the Company and its subsidiaries is in compliance in all material respects with the terms of the Licenses, as applicable, and there is no condition, event or occurrence existing, nor is there any proceeding being conducted of which the Company has received notice, nor, to the Company's best knowledge, is there any proceeding threatened, by any governmental authority, which would cause the termination, suspension, cancellation or nonrenewal of any of the Licenses, or the imposition of any penalty or fine (that is material to the Company and its subsidiaries, taken as a whole) by any regulatory authority. No registrations, filings, applications, notices, transfers, consents, approvals, audits, qualifications, waivers or other action of any kind is required by virtue of the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and the Recapitalization, and the issuance and delivery of the Stock, to avoid the loss of any such License, permit, consent, concession or other authorization or any asset, property or right pursuant to the terms thereof, or the violation or breach of any applicable law thereto.

                     (af) Except as disclosed in the Prospectus, since January 1, 2000, all of the Company's computer applications and, to the best knowledge of the Company, those of the Company's suppliers, vendors and customers, that are material to its or any of its subsidiaries' business and operations have operated in the ordinary course of business and are Year 2000 Compliant, except for such non-compliance that would not have a Material Adverse Effect, and the occurrence of calendar year 2000 has not had a Material Adverse Effect. For purposes of this subsection (af), "Year 2000 Compliant" means (i) with respect to Date Data, that such data is in proper format and (ii) with respect to Date-Sensitive Systems, that each such system accurately processes all Date Data, including for the twentieth and twenty-first centuries, without loss of any functionality or performance, including, without limitation, calculating, comparing, sequencing, storing and displaying such Date Data (including all leap year considerations), when used as a stand-alone system or in combination with other software or hardware; "Date Data" means any data of any kind that consists of date information or which is otherwise derived from, dependent on or related to date information; and "Date-Sensitive System" means any software, microcode or hardware system or component, including any electronic or electronically controlled system or component that processes any Date Data and that is installed, in development or on order, for internal or external use, or the provision or operation of which provides a benefit to customers, vendors, suppliers or any other party.

                     (ag) There are no contracts, agreements or understandings between the Company and its subsidiaries and any other person that would give rise to a valid claim against the Company or any of its subsidiaries or the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Stock, except (A) pursuant to or contemplated by this Agreement and (B) contracts, agreements or understandings for the payment of a brokerage commission, finder's fee or like payment to the Underwriters.

                     (ah) There are no transfer taxes or other similar fees or charges under federal law or the laws of any state or foreign jurisdiction, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Stock (including Directed Shares).

                     (ai) The Company has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock.

                     (aj) At the First Delivery Date the Company's amended and restated certificate of incorporation providing for the Recapitalization as described in the Prospectus will have been duly filed with the Secretary of State of the State of Oklahoma and the Recapitalization will have become effective.

                     (ak) (i) The Recapitalization Agreement, the Agreement and Plan of Merger, dated October 5, 1999, among ACC Acquisition LLC, ACC Acquisition Co. and American Cellular Corporation (the "Merger Agreement"), the Amended and Restated Limited Liability Company Agreement of ACC Acquisition LLC, dated as of January [__], 2000, between AT&T Wireless Services JV Co., Dobson JV Company [and ACC Acquisition LLC] (the "LLC Agreement"), the Operating Agreement, dated as of January [__], 2000, among AT&T Wireless Services, Inc. and its affiliates, and ACC Acquisition LLC, on behalf of American Cellular Corporation and its affiliates (the "Operating

              Agreement"), and the Management Agreement, dated as of January [__], 2000, between Dobson Cellular Systems, Inc. and ACC Acquisition LLC, (the "Management Agreement" and, together with the Merger Agreement, the Operating Agreement, the Management Agreement and the LLC Agreement, the "American Cellular Agreements") are in full force and effect and no party to the Recapitalization Agreement or any of the American Cellular Agreements has sought to modify, amend or waive any of the provisions thereof; (ii) the representations and warranties of the Company, and to the knowledge of the Company the representations and warranties of the other parties to the Recapitalization Agreement and the American Cellular Agreements, contained in the Recapitalization Agreement and the American Cellular Agreements, respectively, were true and correct in all respects as of the dates of the Recapitalization Agreement and the American Cellular Agreements, respectively, and as of the date hereof; the Company is not, and to the knowledge of the Company, no other party to the Recapitalization Agreement or any of the American Cellular Agreements is in breach of any of the terms thereof; (iii) except as disclosed in or contemplated by the Recapitalization Agreement or any of the American Cellular Agreements, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body was required for the execution and delivery of, or is required for the performance of, the Recapitalization Agreement or any of the American Cellular Agreements by any of the parties thereto and the consummation of the transactions contemplated thereby; and (iv) other than the American Cellular Agreements, there are no other material agreements relating to the Company's proposed joint venture with AT&T Wireless Services, Inc. or to acquire American Cellular Corporation.

                     (al) The Company has not distributed or forwarded any written or electronic communications relating to the offering of the Stock or the Directed Share Program to Participants or prospective Participants in the Directed Share Program and has not authorized any other person to distribute or forward such communications other than Salomon Smith Barney Inc.

                     (am) None of the Directed Shares has been or will be offered or sold outside of the United States pursuant to the Directed Share Program.

                     (an) The Nasdaq Stock Market has approved the Stock for inclusion in the National Market System, subject only to official notice of issuance.

              2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder severally, and not jointly, represents, warrants and agrees that:

                     (a) The Selling Stockholder has, and immediately prior to the Second Delivery Date (as defined in Section 5 hereof) the Selling Stockholder will have good and valid title to the shares of Option Stock to be sold by the Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, and assuming each Underwriter has no notice of any adverse claim (as used in Section 8-105 of the Uniform Commercial Code), good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

                     (b) The Selling Stockholder has placed in custody under an Irrevocable Power of Attorney and Custody Agreement (the "Irrevocable Power of Attorney and Custody Agreement" and, together with all other similar agreements executed by the other Selling Stockholders, the "Irrevocable Power of Attorney and Custody Agreements") with UMB Bank, n.a., as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing shares of the Company's common stock that will be converted into shares of Class B Common Stock, par value $0.001 per share, of the Company pursuant to the Recapitalization Agreement (the "Class B Common Stock") and upon transfer and delivery to the Underwriters hereunder will automatically convert to shares of Class A Common Stock to be sold by the Selling Stockholder hereunder as Option Stock.

                     (c) The Selling Stockholder has duly and irrevocably executed and delivered a power of attorney contained in the Irrevocable Power of Attorney and Custody Agreement appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

                     (d) This Agreement and the Irrevocable Power of Attorney and Custody Agreement have been duly authorized by the Selling Stockholder if the Selling Stockholder is a corporation, partnership, trust or other business entity, and have each been duly executed and delivered by or on behalf of such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with their respective terms.

                     (e) The Selling Stockholder has full right, power and authority to enter into this Agreement and the Irrevocable Power of Attorney and Custody Agreement; the execution, delivery and performance of this Agreement and the Irrevocable Power of Attorney and Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, except for such conflicts, breaches or violations that, individually or in the aggregate, would not have a material adverse effect on the power or ability of the Selling Stockholder to perform its obligations under this Agreement or the consummation of any of the transactions contemplated hereby or in the Prospectus; (ii) nor will such actions result in any violation of the provisions of (x) the charter or by-laws of the Selling Stockholder if the Selling Stockholder is a corporation, (y) the partnership agreement and articles of partnership of the Selling Stockholder if the Selling Stockholder is a partnership or (z) the deed of trust of the Selling Stockholder if the Selling Stockholder is a trust; (iii) nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder, except for such violations as will not have a material adverse effect on the power or ability of the Selling Stockholder to perform its obligations under this Agreement or the consummation of any of the transactions contemplated hereby or in the Prospectus; and (iv) except for the registration of the Option Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required (a) under the Exchange Act, (b) by applicable state or foreign securities laws in connection with the purchase and distribution of the Option Stock by the Underwriters and (b) by the NASD, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Irrevocable Power of Attorney and Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby.

                     (f) The information furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus (it being understood that the only information so furnished is specified in the Prospectus under the captions "Principal and Selling Shareholders" and on Schedule 3 hereto) does not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date, the date hereof and the Second Delivery Date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact with respect to such Selling Stockholder or omit to state a material fact with respect to such Selling Stockholder required to be stated therein or necessary to make the statements therein regarding the Selling Stockholder (in the case of the Prospectus, in light of the circumstances under with they were made) not misleading.

                     (g) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

                     (h) Other than as disclosed in the Prospectus, within the past five years the Selling Stockholder has held no position or office or had any other relationship with the Company required to be disclosed pursuant to the Securities Act and the Rules and Regulations. The Selling Stockholder acknowledges and consents to the inclusion of its name and address and the information under the heading "Principal and Selling Shareholders--Selling Shareholders" in the Prospectus.

              3. PURCHASE OF THE STOCK BY THE UNDERWRITERS. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 25,000,000 shares of the Firm Stock to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

              In addition, the Company grants to the Underwriters an option to purchase up to _________________ shares of Option Stock and the Selling Stockholders severally, and not jointly, grant to the Underwriters an option to purchase up to ________________ shares of Option Stock. The Option Stock to be sold by each such Selling Stockholder hereunder shall be equal to the number of shares of Option Stock set forth opposite each such Selling Stockholder's name in Schedule 2 hereto. Such option is granted for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in
Section 5 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock in less than 100 share amounts. The price of both the Firm Stock and any Option Stock shall be $_____ per share.

              The Company shall not be obligated to deliver any of the Stock to be delivered on any Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased from the Company on such Delivery Date as provided herein and no Selling Stockholders shall be obligated to deliver any of the Option Stock to be delivered on the Second Delivery Date (as hereinafter defined), except upon payment for all the Option Stock to be purchased by the Underwriters from such Selling Stockholder on such Second Delivery Date.

              4.  OFFERING OF STOCK BY THE UNDERWRITERS.

              Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

              It is understood that the Directed Shares initially reserved by the several Underwriters for offer and sale in connection with the Directed Share Program shall be allocated among such persons in accordance with timely directions received by Salomon Smith Barney Inc. from the Company; PROVIDED, that under no circumstances will the Representatives or any Underwriter be liable to the Company or to any such person for any action taken or omitted in good faith in connection with such offering to Participants in the Directed Share Program. It is further understood that any shares of such Firm Stock which are not purchased by such persons will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus.

              5. DELIVERY OF AND PAYMENT FOR THE STOCK. Delivery of and payment for the Firm Stock shall be made at the office of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 at 10:00 a.m., New York City time, on the third full business day following the date of this Agreement (or the fourth business day if this Agreement is executed after 4:30 p.m. New York City time) or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire
transfer in immediately available funds.   Time shall be of the essence, and
delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Stock, the Company shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

              The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company and the Selling Stockholders by the Representatives. If the option is exercised in part, the Underwriters shall purchase on a pro rata basis from the Company and each Selling Stockholder that number of shares of Option Stock offered by the Company and each Selling Stockholder, as the case may be, pursuant to Section 3 hereof. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; PROVIDED, HOWEVER, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date".

              Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives, the Company and the Selling Stockholders) at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, the Company and each Selling Stockholder shall deliver or cause to be delivered the certificates representing the Option Stock to be sold by them to the Representatives for the account of each Underwriter against payment of the purchase price by wire transfer in immediately available funds to or upon the order of the Company, and in the case of the Selling Stockholders, to a bank account designated by the Custodian pursuant to the Irrevocable Power of Attorney and Custody Agreement. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company and each Selling Stockholder shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to such Second Delivery Date.

              6.  FURTHER AGREEMENTS OF THE COMPANY.  The Company agrees:

                     (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule

              430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus unless the Representatives have previously been furnished with a copy of such amendment or supplement and have consented to such amendment or supplement (which consent shall not be unreasonably withheld); to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                     (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                     (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

                     (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

                     (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing (which consent shall not be unreasonably withheld);

                     (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

                     (g) For a period of three years following the Effective Date, to furnish to the Representatives copies of all materials furnished generally by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Class A Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                     (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request (including such jurisdictions as may be require for the offering and sale of the Directed Shares) and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock;

                     (i) (A) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device, or file any registration statement, other than a registration statement on Form S-8, which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, par value $.001 per share, of the Company, or Class D Common Stock, par value $.001 per share, of the Company, or any shares of the Company's securities to be converted into the foregoing pursuant to the Recapitalization Agreement (collectively, the "Capital Stock") or securities convertible into or exchangeable for Capital Stock (other than the Stock and shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Capital Stock or securities convertible into or exchangeable for Capital Stock (other than the grant of options pursuant to employee benefit plans, stock option plans or other employee compensation plans existing on the date hereof), or
              (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Capital Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Capital Stock or other securities, in cash or otherwise or (3) publicly disclose an intention to make any such offer, sale, pledge, hedge, swap or other transaction, or file any registration statement, in each case, without the prior written consent of Lehman Brothers Inc. and Banc of America Securities LLC; and (B) to cause each of the Company's executive officers listed in the Prospectus under the caption "Management," directors and stockholders and optionholders to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly,
              (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device, including by way of delivery of any demand for registration under the Securities Act, that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Capital Stock (including, without limitation, shares of Capital Stock that the undersigned acquires or has the right or power to dispose of and shares of Capital Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Capital Stock; PROVIDED, HOWEVER, that this clause (1) shall not prohibit (a) the exercise of any options outstanding on the date of this Agreement pursuant to the Company's 1996 Stock Option Plan or 2000 Stock Incentive Plan, but will apply to the securities issued upon the exercise of such options, (b) Capital Stock sold pursuant to the option of the Dobson CC Limited Partnership, Russell Dobson and certain of the Company's existing optionholders described under the heading "The Recapitalization" in the Preliminary Prospectus and (c)(i) the pledge of securities issued upon the exercise of options outstanding on the date of this Agreement pursuant to the Company's 1996 Stock Option Plan or

              2000 Stock Incentive Plan or (ii) pledges, existing on the date of this Agreement, of securities held by the Dobson CC Limited Partnership, provided, further that in the case of this clause
              (c) the foregoing shall apply to the securities so pledged and the pledgee of those securities shall agree to be bound by the terms of the lock-up agreement, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Capital Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Capital Stock or other securities, in cash or otherwise, in each case for a period of 180 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc. and Banc of America Securities LLC;

                     (j) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus under the caption "Use of Proceeds" and to file a Certificate of Elimination with the Secretary of State of the State of Oklahoma within two business days from the First Delivery Date to eliminate all of the Class D Preferred Stock and Class E Preferred Stock, which is being redeemed with the net proceeds from the sale of the Stock being sold by the Company.

                     (k) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder;

                     (l) To comply with the Securities Act and the Rules and Regulations and the Exchange Act (including the rules and regulations thereunder) so as to permit the completion of the distribution of the Stock as contemplated in this Agreement and the Prospectus; and

                     (m) Not to take, directly or indirectly, any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of the Class A Common Stock.

                     (n) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extend required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. Salomon Smith Barney Inc. will notify the Company as to which Participants will need to be so restricted. The Company will direct the removal of such transfer restrictions upon the expiration of such period of time.

              7. FURTHER AGREEMENTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder agrees:

                     (a) That the power of attorney and the custody arrangement for the Option Stock to be sold by the Selling Stockholder hereunder, which is represented by the certificates held in custody for the Selling Stockholder, each pursuant to the Irrevocable Power of Attorney and Custody Agreement is coupled with an interest and is irrevocable and to the fullest extent not prohibited by law shall not be terminated by any act of the Selling Stockholder or by operation of law or by the occurrence of any event whatsoever, including without limitation, the death, incapacity, dissolution, liquidation, termination, bankruptcy or insolvency of the undersigned or any similar event; and if, after the execution of this Agreement, any such event shall occur before the completion of the transactions contemplated by this Agreement, the attorneys-in-fact and the Custodian named in the Irrevocable Power of Attorney and Custody Agreement are nevertheless authorized and directed to complete all of such transactions, as if such had not occurred and regardless of notice thereof.

                     (b) To deliver to the Representatives prior to the Second Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person or Form W-9 (if the Selling Stockholder is a United States person.)

              8. EXPENSES. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) the costs of delivering and distributing the Irrevocable Power of Attorney and Custody Agreements; (f) the filing fees incident to securing any required review by the NASD of the terms of sale of the Stock (including the reasonable fees and expenses of counsel for the Underwriters in connection therewith); (g) any applicable listing or other fees;
(h) all costs and expenses incident to the offer and sale of the Directed Shares (including the reasonable fees and expenses of counsel for the Underwriters in connection therewith); (i) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 6(h) (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification) and of preparing, printing and distributing any materials in connection therewith; (j) all expenses incident to the performance of the Selling Stockholders' obligations under, and the consummation of the transactions contemplated by, this Agreement
(other than any underwriting discount), including (1) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Option Stock by the Selling Stockholders to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, (2) the fees and disbursements of the Selling Stockholders' counsel and (3) the fees and expenses of the Custodian thereunder; and (k) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; PROVIDED that, except as provided in this Section 8 and in Section 11 and Section 13 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel.

              9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the accuracy, when made and on the Second Delivery Date, of the representations and warranties of the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

                     (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

                     (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Weil, Gotshal & Manges LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                     (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Irrevocable Power of Attorney and Custody Agreements, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                     (d) McAfee & Taft A Professional Corporation shall have furnished to the Representatives their written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Exhibit 9(d) to this Agreement.

                     (e) Sullivan & Worcester LLP shall have furnished to the Representatives their written opinion, as counsel to each of the Selling Stockholders, addressed to the Underwriters and dated the Second Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in
              Exhibit 9(e) to this Agreement.

                     (f) Wilkinson Barker Knauer, LLP shall have furnished to the Representatives their written opinion, as regulatory counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Exhibit 9(f) to this Agreement.

                     (g) The Representatives shall have received from Weil, Gotshal & Manges LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                     (h) At the time of execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP, independent public accountants, a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act with respect to the Company and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                     (i) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP, independent auditors, a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that, the periods covered by their report, they were independent public accountants within the meaning of the Securities Act with respect to Sygnet Wireless, Inc. and were in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission throughout such periods and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                     (j) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP, independent auditors, a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that, for the periods covered by their report, they were independent public accountants within the meaning of the Securities Act with respect to American Cellular Corporation and its predecessor, PriCellular Corporation, and were in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission throughout such periods and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                     (k) With respect to the letters of Arthur Andersen LLP and Ernst & Young LLP referred to in the preceding three paragraphs and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letters"), the Company shall have furnished to the Representatives letters (the "bring-down letters") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that, for the periods covered by their reports, they were independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation
              S-X of the Commission throughout such periods, (ii) stating, as of the dates of their respective bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the respective bring-down letters), the conclusions and findings of such firms with respect to the financial information and other matters covered by their respective initial letters and
              (iii) confirming in all material respects the conclusions and findings set forth in their respective initial letters.

                     (l)  The Company shall have furnished to the
              Representatives a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating that:

                             (i)   the representations, warranties and
                     agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(n) have been fulfilled;

                            (ii) they have carefully examined the Registration Statement and any amendment thereto and the Prospectus and any amendment or supplement thereto and, in their opinion
                     (A) as of the Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date, the date hereof and each Delivery Date (as to the Prospectus and any amendment or supplement thereto) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus;

                            (iii) to the Company's best knowledge, based on due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and

                            (iv) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                     (m) Each Selling Stockholder (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Stockholders) shall have furnished to the Representatives on the Second Delivery Date a certificate, dated the Second Delivery Date, signed by, or on behalf of, the Selling Stockholder (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct as of the Second Delivery Date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to the Second Delivery Date.

                     (n) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or
              (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                     (o) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,
              (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or
              (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                     (p) The Nasdaq Stock Market shall have approved the Stock for inclusion in the National Market System, subject only to official notice of issuance.

                     (q)  The Company shall have furnished to the
              Representatives a letter addressed to the Representatives substantially in the form set forth in Section 6(i) from each of the Company's officers, directors, stockholders and option holders.

                     (r) The Company's amended and restated certificate of incorporation creating the Class A Common Stock and redesignating the 12 1/4% Senior Exchangeable Preferred Stock due 2008 issued in December 1998, the 12 1/4% Senior Exchangeable Preferred Stock due 2008 issued in December 1998 and the 13% Senior Exchangeable Preferred Stock due 2008 issued in May 1999 shall have been filed with the Secretary of State of the Sate of Oklahoma and shall have become effective, the Company's Certificate of Elimination eliminating the Class D Preferred Stock shall have been filed with the Secretary of State of Oklahoma and shall have become effective, the Recapitalization Agreement shall have been executed by the parties thereto and the Recapitalization shall have become effective.

                     (s) The distribution of the stock of the Company's wireline telephone subsidiary, Logix Communications Enterprises Inc., to the holders of the Company's Class A Common Stock and Class D Preferred Stock existing prior to the Recapitalization shall have occurred; Arthur Andersen LLP shall have delivered to the Company their written opinion, as tax counsel to the Company, addressed to the Company, that the distribution of the stock of Logix Communications Enterprises will not cause the Company to realize taxable income in form and substance reasonably satisfactory to the Representatives; and the Representatives shall have received all certificates referred to in the opinion of Arthur Andersen LLP addressed to the Underwriters and dated such Delivery Date in form and substance reasonably satisfactory to the Representatives.

              All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

              10.    INDEMNIFICATION AND CONTRIBUTION.

              (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Stock, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) ("Roadshow Materials") or (C) any application, filing or other material filed, registered, distributed or otherwise furnished by the Company or with the consent of the Company in connection with the securities laws of any state or political subdivision thereof, including any Blue Sky Application, or any material prepared by or with the consent of the Company for distribution in connection with the Directed Share Program (collectively, the "Other Offering Materials"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application, Roadshow Materials or Other Offering Materials, any material fact required to be stated therein or necessary to make the statements therein (in the case of the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Blue Sky Application or Other Offering Materials, in light of the circumstances under which they were made) not misleading, (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above, (iv) the failure of any Participant to pay for and accept delivery of the Stock which immediately following the Effective Time was subject to a properly confirmed agreement to purchase or
(v) the Directed Share Program (provided that the Company shall not be liable under clause (iii) above to the extent that it is determined in a final judgment by a court of competent jurisdiction that such covered loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(g); PROVIDED, FURTHER, that this indemnity shall not apply to any Preliminary Prospectus to the extent that any such loss, claim, damage, liability or expense of such Underwriter results from the fact that such Underwriter sold Stock to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus in any case where such delivery is required by the Securities Act if the Company shall have previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage, liability or expense of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus or in the Prospectus as then amended or supplemented and such correction would have cured the defect giving rise to such loss, claim, damage, liability or expense and the Company shall have previously notified the Underwriter in writing of such untrue statement or omission prior to the delivery of the Prospectus to the Underwriter. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

              (b) The Selling Stockholders, severally and not jointly, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Option Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein (in the case of the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, and shall reimburse each Underwriter, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, its officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any suh amendment or supplement in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(g); PROVIDED, FURTHER, that this indemnity shall not apply to any Preliminary Prospectus to the extent that any such loss, claim, damage, liability or expense of such Underwriter results from the fact that such Underwriter sold Stock to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus in any case where such delivery is required by the Securities Act if the Company shall have previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage, liability or expense of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus or in the Prospectus as then amended or supplemented and such correction would have cured the defect giving rise to such loss, claim, damage, liability or expense and the Selling Stockholders shall have previously notified the Underwriter in writing of such untrue statement or omission prior to the delivery of the Prospectus to the Underwriter; PROVIDED, FURTHER, that with respect to each Selling Stockholder, (i) the indemnification provision in this paragraph (b) shall only apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission, or alleged untrue statement or omission made in reliance upon and in conformity with the information furnished in writing by or on behalf of such Selling Stockholder pursuant to Section 2(f) of this Agreement and (ii) each Selling Stockholder's aggregate liability under this Section 10(b) shall be limited to an amount equal to the net proceeds (after deducting the underwriting discount but before deducting expenses) received by such Selling Stockholder from the sale of Option Stock pursuant to this Agreement. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholders may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

              (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each Selling Stockholder, the officers, employees and directors of the Company and each such Selling Stockholder, and each person, if any, who controls the Company or each such Selling Stockholder, respectively, within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, any Selling Stockholder, or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or Other Offering Materials or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application or Other Offering Materials, any material fact required to be stated therein or necessary to make the statements therein (in the case of the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Blue Sky Application or Other Offering Materials, in light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the

Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information consists solely of the information specified in
Section 10(g), and shall reimburse the Company, such Selling Stockholder, and any such director, officer or controllin person for any legal or other expenses reasonably incurred by the Company, such Selling Stockholder, or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, such Selling Stockholders, or any such director, officer, employee or controlling person.

              (d)    Promptly after receipt by an indemnified party under this
Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that
(i) the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or Selling Stockholders under this Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the Company or the Selling Stockholders shall not have the right to direct the defense of such action on behalf of those persons and the fees and expenses of such separate counsel shall be paid by the Company or the Selling Stockholders and (ii) the Representatives shall have the right to employ one separate counsel (in addition to any local counsel) to represent the Representatives and those other Underwriters and their respective officers, employees and controlling persons for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

              (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the offering of the Stock shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determned by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this

Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

              (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 10 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases no later than thirty (30) days of invoice to the indemnifying party. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party is responsible pursuant to the terms hereof, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than sixty (60) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least sixty (60) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

              (g) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Stock by the Underwriters set forth in the last paragraph on the cover page of, the names of the Underwriters in the table under "Underwriting--General," the first paragraph under "Underwriting--Commissions and Expenses," the first five paragraphs under "Underwriting--Stabilization, Short Positions and Penalty Bids" and the second paragraph under "Underwriting--Offers and Sales Outside the United States" in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

              11.    DEFAULTING UNDERWRITERS.

              If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company and the Selling Stockholders to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except that the Company and the Selling Stockholders will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 11, purchases Stock which a defaulting Underwriter agreed but failed to purchase.

              Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Stockholders for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

              12. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 9(n) or 9(o), shall have occurred.

              13. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Company or any Selling Stockholder shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the

Company or the Selling Stockholders is not fulfilled, the Company and the Selling Stockholders will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company and the Selling Stockholders shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor any Selling Stockholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

              14. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

                     (a) if to the Underwriters, shall be delivered or sent by
              mail, telex or facsimile transmission to:

                            (i) Lehman Brothers Inc., Three World Financial
                     Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285; and

                            (ii) Banc of America Securities LLC, 9 West 57th
                     Street, 48th Floor, New York, NY 10019, Attention: [     ]
                     (Fax:  212-[             ]), with a copy, in the case of
                     any notice pursuant to Section 10(d), to Victor A. Warnement, Managing Director, Bank of America, N.A.,
                     Legal Department, NC1-007-20-01, 100 North Tryon Street, Charlotte, NC 28255-0001.

              with a copy to Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention: Jeremy W. Dickens, Esq. (Fax:
              212-310-8007); and

                     (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Bruce R. Knooihuizen, Vice President - Chief Financial Officer / Ronald L. Ripley, Vice President Senior Corporate Counsel (Fax:
              405-529-8515),

              with a copy to McAfee & Taft, A Professional Corporation, 211 North Robinson, Suite 1000, Oklahoma City, Oklahoma 73102,
              Attention:  Theodore M. Elam, Esq. (Fax:  405-235-0439);

                     (c) if to the Selling Stockholders, shall be delivered or
              sent by mail, telex or facsimile transmission to [J. W. Childs Equity Partners II,

              L.P., One Federal St., 21st Floor, Boston, MA 02110, Attention:
              Dana L. Schmaltz, Vice President (Fax:  617-753-1101)],

              with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, One
              Beacon Street, Boston, MA 02108-3194, Attention:  [          ],
              Esq. (Fax:  617-573-4822);

PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. and Banc of America Securities LLC on behalf of the Representatives and the Company and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Stockholders by the Custodian.

              15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of (i) directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act and (ii) any person controlling a Selling Stockholder within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

              16. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

              17. DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY". For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New

York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

              18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New York.

              19. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

              20. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

              If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                   Very truly yours,


                                   DOBSON COMMUNICATIONS CORPORATION



                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                   The Selling Stockholders named in Schedule 2 to this Agreement



                                   By:
                                       ---------------------------------
                                       ATTORNEY-IN-FACT

Accepted:

LEHMAN BROTHERS INC.
BANC OF AMERICA SECURITIES LLC
SALOMON SMITH BARNEY INC.
DEUTSCHE BANK SECURITIES INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

       By LEHMAN BROTHERS INC.



       By:
           ------------------------------------
           Name:
           AUTHORIZED REPRESENTATIVE


       By BANC OF AMERICA SECURITIES LLC



       By:
           ------------------------------------
           Name:
           AUTHORIZED REPRESENTATIVE


       By SALOMON SMITH BARNEY INC.



       By:
           ------------------------------------
           Name:
           AUTHORIZED REPRESENTATIVE

       By DEUTSCHE Bank SECURITIES INC.



       By:
           ------------------------------------
           Name:
           AUTHORIZED REPRESENTATIVE


       By GOLDMAN, SACHS & CO.



       By:
           ------------------------------------
           Name:
           AUTHORIZED REPRESENTATIVE


       By MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED



       By:
           ------------------------------------
           Name:
           AUTHORIZED REPRESENTATIVE

                                     SCHEDULE 1


                                                                     Number of
       Underwriters                                                    Shares
       ------------                                                  ---------
       Lehman Brothers Inc.........................................

       Banc of America Securities..................................

       Salomon Smith Barney Inc....................................

       Deutsche Bank Securities Inc................................

       Goldman, Sachs & Co.........................................

       Merrill Lynch, Pierce, Fenner & Smith Incorporated..........
                                                                     ---------
       Total.......................................................
                                                                     =========

                                     SCHEDULE 2

                                                                       Number of Shares
Name and address of Selling Stockholders                               of Option Stock
----------------------------------------                               ----------------
       [To be supplied by Skadden, Arps, Slate, Meagher & Flom LLP]



                                                                         ------------
       Total
                                                                         ============

                                    EXHIBIT 9(D)


                         [Form of opinion of McAfee & Taft]

        (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Oklahoma. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction listed on Schedule I hereto and has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged.

       (ii)   The Company has represented to us that the subsidiaries listed on
Schedule II hereto are the only material subsidiaries of the Company. Each subsidiary of the Company listed on Schedule II hereto (the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation (or in the case of each subsidiary that is a partnership, is duly organized and is validly existing as a partnership in good standing under the laws of its jurisdiction of organization), is duly qualified to do business and is in good standing as a foreign corporation or partnership in each jurisdiction listed on
Schedule II hereto and has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged.

       (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock and preferred stock of the Company (including the shares of Class A Common Stock, par value $0.001 per share, being delivered on the date hereof (the "Class A Common Stock")) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. The certificates for the Class A Common Stock (including the shares of Class A Common Stock being delivered on the date hereof) are in valid form.

       (iv) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Class A Common Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel other than preemptive or other rights set forth in the Prospectus which have been waived by the holders thereof; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

       (v) The Company and each of its Significant Subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the

Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Significant Subsidiaries; and all real property and buildings held under lease by the Company and its Significant Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Significant Subsidiaries.

       (vi) To the best of our knowledge, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property or assets of the Company or any of its Significant Subsidiaries is the subject (i) which is required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus or (ii) which, if determined adversely to the Company or any of its Significant Subsidiaries, might have a material adverse effect (A) on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its Significant Subsidiaries or (B) on the power or ability of the Company to perform its obligations under the Underwriting Agreement or the consummation of any of the transactions contemplated thereby or in the Prospectus; and, to the best of our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

       (vii) The Registration Statement was declared effective under the Securities Act of 1933, as amended (the "Securities Act") as of [date and time], the Prospectus was filed with the United States Securities and Exchange Commission (the "Commission") pursuant to subparagraph [( )] of Rule 424(b) under the Securities Act, on [date] and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

       (viii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations (the "Rules and Regulations") of the Commission thereunder.

       (ix) The statements contained in the Prospectus under the captions "Risk Factors--Risks Related to This Offering--There may not be an active market for our Class A common stock and any future trading price of our common stock may decline, making it difficult for you to sell your stock.," "The American Cellular Acquisition," "Description of Capital Stock" and "Underwriting," insofar as such statements constitute a summary of the legal matters or documents referred to therein, are accurate and constitute a fair summary thereof.

       (x) The statements contained in the Prospectus under the caption "Federal Income Tax Considerations," insofar as they describe federal statutes, rules and regulations, are accurate and constitute a fair summary thereof.

       (xi) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

       (xii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the other parties thereto) constitutes the legal, valid and binding agreement of the Company enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

       (xiii) The issue and sale of the shares of Class A Common Stock being delivered on the date hereof by the Company and the compliance by the Company with all of the provisions of the Underwriting Agreement and the consummation of the transactions contemplated thereby and by the Company's Amended and Restated Certificate of Incorporation and by the Agreement and Plan of Recapitalization, dated as of January [ ], 2000, among the Company, Dobson Operating Company, Dobson CC Limited Partnership, Russell L. Dobson, J.W. Childs Equity Partners II, L.P., AT&T Wireless Services, Inc. and the holders of the Company's pre-recapitalization Class A Common Stock, par value $.001 per share, and Class D Preferred Stock, par value $1.00 per share, listed on the signature pages therein, providing for the recapitalization described in the Prospectus under the captions "Capitalization," "The Recacpitalization" and "Description of Capital Stock" (such actions are herein collectively called the "Recapitalization"), do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Company or any of the Significant Subsidiaries is a party or by which the Company or any of the Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of the Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of the Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties or assets; and, except for the registration of the Class A Common Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, and applicable state or foreign securities laws in connection with the purchase and distribution of the Class A Common Stock by the Underwriters and the filing of the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of Oklahoma, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated thereby and by the Recapitalization.

       (xiv) To the best of our knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act, other than such rights set forth in the Prospectus which have been waived by the holders thereof.

       (xv) The Amended and Restated Certificate of Incorporation providing for the Recapitalization, creating the Class A Common Stock, the Class B Common Stock, par value $.001 per share, of the Company, the Class D Common Stock, par value $.001 per share, of the Company, amending the terms of the Class C Common Stock, par value $.001 per share, of the Company, and redesignating the 12 1/4% Senior Exchangeable Preferred Stock due 2008 issued in January 1998, the 12 1/4% Senior Exchangeable Preferred Stock due 2008 issued in December 1998 and the 13% Senior Exchangeable Preferred Stock due 2008 issued in May 1999 has been filed with the Secretary of State of Oklahoma.

       (xvi) Neither the Company nor any subsidiary of the Company are, or will be after the offering of the Class A Common Stock and the use of proceeds therefrom, an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

       (xvii) The Nasdaq Stock Market has approved the Class A Common Stock for inclusion in the National Market System, subject only to official notice of issuance and evidence of satisfactory distribution.

      (xviii) The Company and each of its Significant Subsidiaries have such material permits, licenses, franchises and authorizations of governmental or regulatory authorities, other than permits, licenses, franchises and authorizations issued by the Federal Communications Commission as to which we express no opinion ("Permits"), including, without limitation, under any applicable environmental laws, as are necessary to own, lease and operate their respective properties and to conduct their respective businesses as currently being conducted and as proposed to be conducted as described in the Prospectus; we have no reason to believe that the Company and each of the Significant Subsidiaries have not fulfilled and performed all of their respective material obligations with respect to such Permits; and to our best knowledge no event has occurred that would allow, or after notice or lapse of time would allow, revocation or termination of any Permit or that would result in any other material impairment of the rights granted to the

Company or any of its Significant Subsidiaries under any Permit, and such counsel has no reason to believe that any government body or agency is considering limiting, suspending or revoking any Permit.

       (xix) The Company and each of its Significant Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and such counsel has no reason to believe that the conduct of their respective businesses will conflict with any such rights of others.

       In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Oklahoma and (ii) in giving the opinion referred to in paragraph (v) above, state that no examination of record titles for the purpose of such opinion has been made, and that it is relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, PROVIDED that such counsel shall state that it believes that both the Underwriters and it are justified in relying upon such opinions, abstracts, reports, policies and certificates. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the date hereof, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the date and the time the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the captions referred to in paragraphs (ix) and (x) above, insofar as such statements relate to the Stock and concern legal matters.

                                    Exhibit 9(E)


                      [Form of Selling Stockholders' Opinion]

                                  [To be supplied.]

                                    EXHIBIT 9(F)

                 [Form of opinion of Wilkinson Barker Knauer, LLP]


       (i) (1) The issue and sale of the shares of Class A Common Stock being delivered on the date hereof by the Company and the compliance by the Company with all of the provisions of the Underwriting Agreement and the consummation of the transactions contemplated thereby, by the Company's amended and restated certificate of incorporation and by the Agreement and Plan of Recapitalization, dated as of January [ ], 2000, among the Company, Dobson Operating Company, Dobson CC Limited Partnership, Russell L. Dobson, J.W. Childs Equity Partners II, L.P., AT&T Wireless Services, Inc. and the holders of the Company's pre-recapitalization Class A Common Stock, par value $.001 per share, and Class D Preferred Stock, par value $1.00 per share, listed on the signature pages therein, providing for the recapitalization described in the Prospectus under the captions "Capitalization," "The Recapitalization" and "Description of Capital Stock" (such actions are herein collectively called the "Recapitalization"), do not and will not result in any violation of the provisions of (a) the Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Act") or (b) to the best of our knowledge, any order or decree of the Federal Communications Commission (the "FCC") or any state authority governing telecommunications matters; and (2) no registration, filing, application, notice, transfer, consent, approval, audit, qualification, waiver or other action of any kind is required by the FCC by virtue of the execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated thereby and by the Recapitalization, and the issuance and delivery of the Class A Common Stock, or to avoid the loss of any license or authorization issued by the FCC or any state authority governing telecommunications matters (the "Licenses"), or the violation or breach of any applicable law thereto.

       (ii) The statements contained in the Prospectus in the second paragraph under the caption "Risk Factors--Risks Related to Our Business--Our roaming partners, including AT&T Wireless, are not prohibited from competing with us in many of our markets. Our licenses do not preclude other operators from offering competing cellular or wireless services in our markets.," under the caption "Risk Factors--Risks Related to Our Business--Our business is regulated and there is potential for adverse regulatory change. We may be unable to obtain regulatory approvals which could have a material adverse effect on our operations and the trading price of our common stock.," in the last four paragraphs under the caption "Business--Competitive Strengths/Competition" and under the caption "Business--Regulation," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, are accurate and constitute a fair summary thereof.

       (iii) All Licenses required for the operation of the business of the Company and its subsidiaries as, to the best of our knowledge, it is being operated, are in full force and effect. There are no pending modifications, amendments or revocation proceedings which would adversely affect the operation of any of the telecommunications business currently owned by the Company and its subsidiaries (the "Businesses"). All fees due and payable to governmental authorities pursuant to the rules governing Licenses have been paid. To the best of our knowledge, no event has occurred with respect to the Licenses held by the Company, or its respective subsidiaries, which, with the giving of notice or the lapse of time or both, would constitute grounds for revocation of any Licenses. To the best of our knowledge, each of the Company and its subsidiaries is in compliance in all material respects with the terms of the Licenses, as applicable, and to the best of our knowledge there is no condition, event or occurrence existing, nor is there any proceeding being conducted of which the Company has received notice, nor, is there any proceeding threatened, by any governmental authority, which would cause the termination, suspension, cancellation or nonrenewal of any of the Licenses, or the imposition of any penalty or fine (that is material to the Company and its subsidiaries, taken as a whole) by any regulatory authority.